SIDLEY AUSTIN LLP 787 Seventh Avenue New York, NY 10019 (212) 839 5300 (212) 839 5599 FAX	BEIJING BRUSSELS CHICAGO DALLAS FRANKFURT GENEVA HONG KONG LONDON LOS ANGELES	NEW YORK PALO ALTO SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

Founded 1866

June 21, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio,
LifePath® Index 2025 Portfolio, LifePath® Index 2030
Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040
Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and
LifePath® Index 2055 Portfolio, each a series of BlackRock Funds III
(File Nos. 33-54126, 811-07332)

Ladies and Gentlemen:

On behalf of BlackRock Funds III, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectuses of LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (the “LifePath Portfolios”), dated May 25, 2011, as filed pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on May 31, 2011 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the LifePath Portfolios.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 839-5583.

Very truly yours,

/s/ Ellen W. Harris

Ellen W. Harris

Enclosures

cc:	Ben Archibald, Esq.
BlackRock Advisors, LLC

Sidley Austin LLP is a limited liability partnership practicing in affiliation with other Sidley Austin partnerships